UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 10, 2009, a Limited Waiver (the “Waiver”) to the Credit Agreement dated as of March 14, 2006 was entered into by and among CapitalSource Inc., as Initial Borrower, CapitalSource TRS LLC (“TRS”), CapitalSource Finance LLC (“CSF”), CSE Mortgage LLC (“CSEM”), CapitalSource SF TRS LLC (“SF TRS”), CapitalSource International Inc. (“International”), CapitalSource Finance II LLC (“CSF II”), CapitalSource CF LLC (“CS CF”), CSE CHR Holdco LLC (“CHR Holdco”) and CSE CHR Holdings LLC (“CHR Holdings” and together with TRS, CSF, CSEM, SF TRS, International, CSF II and CHR Holdco, the “Guarantors”), the banks and other financial institutions parties thereto, Wachovia Bank, National Association, as Administrative Agent (“Wachovia”), Swingline Lender, and Issuing Lender, and Bank of America, N.A., as Issuing Lender (as amended to date, the “Agreement”).
The Waiver provides for a one time waiver of the Consolidated EBITDA to Interest Expense financial covenant, as defined in the Agreement, for the reporting period ending December 31, 2008. The Waiver was obtained to provide certainty that our 2008 fourth quarter results, including the previously announced expectation of increased charge-offs and a greater allowance for loan loss expected for the quarter, would not cause an event of default under the Agreement. Consolidated EBITDA to Interest Expense is measured on a trailing twelve month basis, and this Waiver does not address subsequent reporting periods. We are currently seeking and expect to obtain a permanent adjustment of this financial covenant in the form of an amendment. However, we can not give any assurance that we will succeed in obtaining such an amendment and failure to do so may result in the occurrence of future events of default under the Agreement. An event of default could result in the acceleration of all amounts payable under the Agreement.
From time to time we have entered into other transactions and agreements with Wachovia, certain of the other parties to the Agreement and their respective affiliates.
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, expectations and strategies, including statements about our preliminary fourth quarter 2008 results and performance, credit performance, charge offs, reserves and delinquencies, our intention to further amend the Agreement and possible future defaults, all which are subject to numerous assumptions, risks, and uncertainties. All statements contained in this Current Report on Form 8-K that are not clearly historical in nature are forward-looking, and the words “anticipate,” “may,” “assume,” “intend,” “believe,” “expect,” “estimate,” “plan,” “position,” “project,” “will,” “look forward,” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding preliminary and future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation, those described in CapitalSource’s 2007 Annual Report on Form 10-K and documents subsequently filed by CapitalSource with the Securities and Exchange Commission. All forward-looking statements included in this Current Report are based on information available as of the time of the filing of such Current Report. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2009	/s/ STEVEN A. MUSELES Steven A. Museles
Executive Vice President, Chief
Legal Officer and Secretary